                                                                 EXHIBIT 10.12

                                                                August 6, 1992
                                                                        Page 1

                              CANS SUPPLY AGREEMENT

This CANS SUPPLY AGREEMENT ("Agreement") is made as of January 1, 1991, between PACKAGING RESOURCES INCORPORATED, a Delaware corporation ("PRI"), and ROSS LABORATORIES, a Division of Abbott Laboratories, an Illinois corporation ("ROSS").

                                   WITNESSETH:

WHEREAS, PRI desires to sell to ROSS, and ROSS desires to purchase from PRI, barrier plastic CANS for use in ROSS' production of its product.

WHEREAS, PRI and ROSS are willing to enter into such an arrangement on the terms and subject to the conditions set forth in this Agreement:

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

                                                               August 6, 1992
                                                                       Page 2

     1.   PURCHASE AND SALE OF CANS.

          (a) Pursuant to the provisions and conditions of this Agreement, PRI shall sell barrier plastic CANS, as more particularly described in EXHIBIT A hereto ("CANS"), to ROSS, and ROSS shall purchase and take delivery of CANS from PRI. Purchases and sales of CANS hereunder shall be made pursuant to ROSS' written purchase orders, on forms mutually agreed to by the parties, received by PRI. Each such purchase order shall be governed by the provisions and conditions of this Agreement and, to the extent consistent with this Agreement, the terms of the applicable purchase order.

          (b) ROSS shall purchase from PRI and PRI shall supply all ROSS' requirements of CANS used in the production of its pediatric and medical nutritional products at ROSS' facilities listed in EXHIBIT "B". Notwithstanding the foregoing, the quantity of CANS PRI shall be obligated to sell to ROSS each month shall not exceed the lesser of (i) one hundred twenty-five percent (125%) of one-twelfth (1/12) of the quantity of CANS ordered by ROSS hereunder from PRI during the twelve (12) month period immediately preceding each such month or (ii) one hundred twenty-five percent (125%) of each month's forecast made by ROSS pursuant to Section 5 hereof. PRI shall dedicate the CAN capacity of PRI's facilities (as hereinafter defined) to the production of CANS for ROSS for the term of this Agreement and agrees to produce such CAN exclusively

                                                               August 6, 1992
                                                                       Page 3

for the use of ROSS for such term. This exclusivity shall be limited to the market place for pediatric and medical nutritional products. In addition when, in any twelve month period, CANS supplied by PRI exceed [________________________]*, ROSS shall have the option, in that same period, to self manufacture an additional [_____________________]* for its own use.
For requirements above [______________________]*, in any twelve month period, ROSS shall further have the right to self manufacture up to [________________]* of its requirements for CANS.

          (c) The decision to use barrier plastic CANS as described in EXHIBIT A or metal CANS is totally at the discretion of ROSS.

          (d) PRI will perform and bear the cost of all routine maintenance on ROSS' tools to include routine inspection, periodic cleaning and polishing, and recalibration of all tooling main assemblies (mold bases and trim shoe assemblies) and major overhauls, at a minimum of every two (2) years, of the main mold base and trimming assemblies to include seals, shafts, die pins and bushings.

          Routine maintenance, as referred to above, shall not include, and Ross shall be responsible for, the replacement of the "Tool Parts" related to the production of the CAN ("Tool Parts" to

- -----------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

                                                               August 6, 1992
                                                                       Page 4

be defined herein as only the following parts of the tool: Mold Cavities, Flange Squeezers, Mold Plugs, Trim Punches and Trim Die Plates). When and if these tool parts cannot be used to maintain the dimensional specifications of the CANS, they will be replaced by PRI and Ross will be invoiced, according to the payment terms in EXHIBIT "C", for such worn tool parts. The Ross costs for these tool parts are not to be inclusive of PRI labor. (i.e. PRI pays/absorbs PRI labor). Ross shall not be responsible for any costs of such replacement of these tooling parts arising out of the negligence of PRI. The costs for replacement tool parts to Ross will not exceed in any agreement year an amount equal to [____________________]* produced in that same agreement year. Replaced tool parts will be made available to Ross at Ross' request.

     2.   PURCHASE PRICE.

          (a) The base price of CANS (the "Base Price") shall be as described in EXHIBIT C hereto - the "Pricing Schedule".

          (b) Price changes for "Resin" shall be implemented when incurred by PRI and in accordance with the current resin escalator/deescalator figures included in the attached Pricing Schedule. All resin price changes shall be implemented only after thirty (30) days written notice to ROSS.

- -----------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

                                                                August 6, 1992
                                                                        Page 5

          (c) By December 1st of each year during the term of this Agreement, PRI shall advise ROSS of all non-resin cost increases and decreases for the previous twelve (12) months and the Base Price shall be increased or decreased, respectively, to reflect such non-resin costs on January 1 each year. For any non-resin cost increase, PRI shall make available to ROSS such reasonable documentation as may be necessary for ROSS to verify non-resin costs. Such documentation shall be made available to ROSS prior to the implementation of any price change.

          (d) Within thirty (30) days after the later of (i) ROSS' receipt of PRI's invoice, or (ii) delivery of the CANS subject to such invoice, ROSS shall pay the applicable invoice in full. All payments shall be sent to PRI at the address specified by PRI from time to time.

          (e) In the event ROSS fails to pay any invoice hereunder as scheduled, PRI shall be entitled to exercise any right it may have at law or in equity in connection therewith.

          (f) Until such time as PRI shall have established a manufacturing facility in local proximity to ROSS' Casa Grande, Arizona plant for the purpose of and with the capability of supplying CANS to ROSS' Casa Grande location, PRI shall begin as of October 1, 1992, to provide a freight allowance of

                                                                August 6, 1992
                                                                        Page 6

[____________________]* on CANS used at Casa Grande; the total freight allowance not to exceed [________]* in any contract year.

          (g) Beginning March 1, 1992, PRI will reduce the pricing in EXHIBIT "C" by [____________________]*. PRI will further reduce its price by [____________________]* upon ROSS' requirements reaching an annual rate of [______________]*. This pricing is reflected in EXHIBIT "C" (C-1 and C-2). An additional reduction of [____________________]* will be implemented upon ROSS' requirements reaching an annual rate of [______________]* subject only to the twenty-two week lead time required from December 1, 1991, to install the 81 cavity, fifty inch system necessary to supply that annual requirement level. This pricing is reflected in EXHIBIT "C" (C-3 and C-4).

          (h) Beginning March 1, 1992, PRI will reimburse ROSS [____________________]* for that volume supplied by PRI to ROSS during January and February of 1992. PRI will also reimburse ROSS [_______________]* for that same period upon ROSS' reaching an annual rate of [______________]*. The above reimbursement will be pro-rated as a per thousand price reduction over the forecasted volume through December 31, 1992, with final adjustments to meet the full annual amount made prior to December 31, 1992.

- -----------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

                                                                August 6, 1992
                                                                        Page 7

     3.   SHIPMENTS AND FORCE MAJEURE.

          (a) PRI shall ship CANS sold pursuant to this Agreement F.O.B. PRI's facility(s) ("The Facility"). Title and risk of loss for any CANS sold hereunder shall pass from PRI to ROSS upon delivery to ROSS at The Facility.

          (b) All CANS shall be subject to inspection upon delivery by PRI to ROSS. Any CANS which do not comply with specifications in Exhibit A, as it may be modified from time to time, and with standards established pursuant to Section 6 hereof may be rejected by ROSS. ROSS shall give written notice to PRI of any claim hereunder within thirty (30) days from the date of delivery. To the extent the CANS supplied hereunder do not meet the specifications and standards agreed to by the parties pursuant to Section 6 hereof and ROSS gives PRI written notice of such failure within thirty (30) days of delivery, ROSS' sole remedy hereunder shall be to have the defective CANS returned to PRI at PRI's expense and PRI shall, within thirty (30) days of its receipt of such defective CANS, replace such CANS or refund (or credit) the entire amount paid for such CANS. Nothing herein shall be construed to limit the exercise of ROSS' rights arising under section 7 to the 30 day period referenced above.

          (c) Failure of either party to perform its obligations under this Agreement shall not subject such party to any liability to the other if such failure is caused by acts such as but not

                                                                August 6, 1992
                                                                        Page 8

limited to acts of God, fire, explosion, flood, drought, war, riot, sabotage, embargo, strikes or other labor trouble, or compliance with any order or regulation of any government entity acting with color of right.

     4.   TERM AND TERMINATION.

          (a) The term of this Agreement shall be from January 1, 1991, for a period of six (6) years from the date hereof.

          (b) Beginning four (4) years from January 1, 1991, and subject to the provisions and conditions of this Section 4, ROSS may terminate this Agreement by giving PRI six (6) months prior written notice.

          (c) This Agreement shall terminate at the option of either party hereto in the event, and at any time, that either party shall (i) become insolvent within the meaning of any bankruptcy or insolvency laws, (ii) have a receiver or trustee appointed, or (iii) made an assignment for the benefit of creditors.

          (d) In the event ROSS terminates all or part of this Agreement for any reason, other than Section 4 (c) or PRI breach under the provisions of this Agreement, ROSS shall be obligated to pay to PRI an amount equal to the total unamortized capital investment or in the event of a termination of part of this Agreement, the applicable portion of the unamortized capital investment, as set forth in EXHIBIT D both determined by applying

                                                                August 6, 1992
                                                                        Page 9

generally accepted accounting procedures, which PRI has made in connection with the production and delivery of the CANS pursuant to this Agreement. For purposes of this Section 4(d), the parties agree that the equipment listed on EXHIBIT D hereto constitutes all equipment initially used by PRI in connection with PRI's production and delivery of the CANS pursuant to this Agreement. The parties further agree that EXHIBIT D hereto may be amended only upon mutual consent of the parties from time to time to reflect improvements, additions and replacements of equipment used by PRI in connection with PRI's production and delivery of the CANS hereunder. PRI shall have ninety (90) days from the date of termination by ROSS to notify ROSS of its intention to retain title and employ the applicable portion of the unamortized capital investment in the business of supplying containers to a third party. During that ninety day period, ROSS shall pay PRI monthly the monthly amortization for the applicable capital investment and should PRI decide to retain title to the applicable unamortized capital investment, ROSS will continue to pay PRI the monthly amortization for the applicable capital investment for the shorter of: a period of one (1) year from the date of termination or until PRI has in good faith, determined it has replaced the ROSS volume at the time of termination with comparable third party business. If ROSS has paid the monthly amortization amount in accordance with this provision for the time period indicated, then ROSS shall have no

                                                                August 6, 1992
                                                                       Page 10


further obligation under this Section 4(d) as related to the line(s) on which such payments have been made. In no event will ROSS be obligated, except for the reimbursement covered in the following paragraph, to pay an amount greater than the remaining unamortized capital investment, or applicable portion thereof, at the time of termination.

          If PRI chooses not to retain its title to the applicable portion of the unamortized capital investment, within the ninety (90) day period, then that title shall then pass to ROSS, at ROSS' option, subject to ROSS's obligation as stated above with the added obligation by ROSS, as mutually agreed to, to reimburse PRI for all reasonable, actual, documented repairs to PRI's facilities in which the applicable unamortized investment is located in order to return those facilities to previous operating condition. In the event ROSS opts not to take title of the applicable portion of the unamortized capital investment, ROSS shall remain obligated to reimburse PRI for all reasonable repairs as described above as well as pay PRI an amount equal to the applicable portion of the unamortized capital investment as set forth in EXHIBIT D. PRI further agrees to accept a two (2) year even monthly payment for the lump sum owed by ROSS and, interest on the unpaid amount equal to the prime rate determined by Security Pacific Bank plus two percent (2%), under an unsecured note by ROSS.

                                                                August 6, 1992
                                                                       Page 11

          The remedy set forth herein, with the remedy under 4(f), shall constitute the sole remedy of PRI for termination by ROSS.

          (e) Either party shall have the right to terminate this Agreement following sixty (60) days written notice to the other party of a material breach, other than failure to deliver the quantities of CANS ordered hereunder and such breach has not been remedied within such sixty (60) days. If PRI fails for two consecutive quarters to supply at least 90% of the quantity of CANS as defined in paragraph 1(b) and ordered by ROSS during such quarters, then ROSS may terminate this Agreement without any liability under this Agreement.

          (f) Notwithstanding anything to the contrary set forth herein, if this Agreement is terminated for any reason, other than breach by PRI, ROSS shall purchase all CANS that PRI has in inventory that were produced in accordance with ROSS' 3-month forecast of ROSS' requirements under this Agreement.

          (g) Failure to terminate under any of the foregoing grounds or to exercise any right or remedy hereunder shall not constitute a waiver of the right to terminate on that or other grounds or to exercise such other right or remedy in the future.

     5. FORECASTS. At the beginning of each calendar month during the term of this Agreement, ROSS shall provide PRI a three (3) month forecast of ROSS' purchase requirements of CANS. PRI will

                                                                August 6, 1992
                                                                       Page 12


provide ROSS with a monthly update of its rolling twelve month forecast and actual vs. forecast information.

     6. QUALITY CONTROL. PRI shall comply with all Quality Control Standards including FDA good manufacturing practices, as established by written agreement between ROSS and PRI.

     7.   WARRANTIES AND LIMITATION OF DAMAGES.

          (a) PRI WARRANTS THAT ALL THE CANS SOLD AND DELIVERED PURSUANT TO THIS AGREEMENT WILL CONFORM To SPECIFICATIONS AGREED TO BY THE PARTIES IN EXHIBIT A AND WILL BE FREE FROM DEFECTS IN WORKMANSHIP AND MATERIALS WHEN DELIVERED.

          (b) PRI HEREBY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

          (c) PRI AND ROSS AGREE THAT NEITHER ROSS NOR PRI SHALL BE RESPONSIBLE FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING UNDER THIS AGREEMENT.

     8.   INDEMNIFICATION.

          (a) ROSS shall indemnify, defend and hold PRI, and its officers, directors, partners and shareholders, and each of them, harmless from and against all claims, lawsuits, charges, actions, causes of action, liabilities, judgments, losses, damages, expenses (including actual reasonable attorneys' fees and costs) arising from or in connection with ROSS' handling, transportation or use of the CANS, or the products to be sold within the CANS.

                                                                August 6, 1992
                                                                       Page 13

          (b) PRI shall indemnify, defend and hold ROSS, and its officers, directors, partners and shareholders and each of them, harmless from and against all claims, lawsuits, charges, actions, causes of action, liabilities, judgments, losses, damages, expenses (including actual reasonable attorneys' fees and costs) arising from or in connection with PRI's manufacture of the CANS or breach of warranty as set forth in Section 7.

          (c) If the indemnified party expects to seek indemnification under this Article, it shall promptly give notice to the indemnifying party of the basis for such claim of indemnification. If indemnification is sought as a result of any third party claim or suit, such notice to the indemnifying party shall be within fifteen (15) days after receipt by the indemnified party of such claim or suit (Abbott Laboratories, One Abbott Park Road, Abbott Park, IL 60064-3500, Attention Risk Management, D-317). Each party shall cooperate fully with the other party in the defense of all such claims or suits, and no settlement or compromise shall be binding on a party hereto without its prior written consent.

          (d) Section 8 shall survive expiration or termination of this Agreement.

     9. ENTIRE AGREEMENT. This Agreement, and any other document executed contemporaneously herewith, memorializes and constitutes the final expression and the complete and exclusive statement

                                                                August 6, 1992
                                                                       Page 14


between the parties with respect to the subject matter hereof except Purchase Orders for ROSS tooling when not inconsistent with this Agreement. There are not writings, conversations, representations, warranties or agreements that the parties intend to be a part hereof except as expressly set forth in this Agreement and any other document executed contemporaneously herewith, or to be set forth in the instruments and other documents delivered or to be delivered hereunder and thereunder to the extent such instruments and documents are not inconsistent with this Agreement. This Agreement, and any other document executed contemporaneously herewith, represents the entire agreement between the parties and supersedes all previous written or oral agreements or discussions between the parties and any other person or legal entity concerning the transactions contemplated herein and therein.

     10. AMENDMENTS AND WAIVERS. No change in, amendment to, or waiver of this Agreement, or any part hereof, shall be valid unless in writing and signed by both parties thereby obligated.

     11. NO THIRD PARTY BENEFIT. The parties acknowledge and agree that the provisions of this Agreement are for the sole benefit of the parties hereto, and are not for the benefit, directly or indirectly, of any other person or entity.

     12. GOVERNING LAW AND VENUE. The validity of this Agreement and any of its provisions and conditions, as well as the rights and duties of the parties, shall be interpreted and construed pursuant

                                                                August 6, 1992
                                                                       Page 15



to and in accordance with the internal laws, and not the law of conflicts, of the State of Illinois. The parties irrevocably submit to the jurisdiction of any Illinois or United States Federal court sitting in the Northern District of Illinois for any action filed to enforce, construe or interpret this Agreement. The parties further waive any objection to venue in such State on the basis of forum non conveniens.

     13. HEADINGS. Section headings have been inserted in this Agreement as a matter of convenience only; such section headings are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

     14. SEVERABILITY. If any one or more of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision or provisions in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired.

     15. TIME OF THE ESSENCE. Time is hereby expressly made of the essence with respect to the performance and satisfaction of each of the provisions and conditions of this Agreement.

     16. GENDER AND NUMBER. Wherever the context so requires, all words used in the singular shall be construed to include the plural, and vice versa, and words of any gender shall include any other gender, or any entity.

                                                                August 6, 1992
                                                                       Page 16


     17. NO ASSIGNMENT. This Agreement shall not be assigned, in whole or in part, without the express written consent of the parties hereto, provided, however, that ROSS may assign this Agreement without the consent of PRI to any wholly owned subsidiary of Abbott Laboratories.

     18. NOTICES. No notices, request, demand, instruction or other documents to be given hereunder to any party shall be effective or any purpose unless telecopied (with answerback) or personally delivered to the person at the appropriate address set forth below (in which event, such notice shall be deemed effective only upon such delivery) or when delivered by mail, sent by registered or certified mail, return receipt requested or recognized private mail carrier, as follows:

If to PRI:     Packaging Resources Incorporated
               717 Forest Avenue
               Lake Forest, Illinois 60045
               ATTN:  J. Michael Anderson

If to ROSS:    Ross Laboratories
               625 Cleveland Avenue
               Columbus, Ohio 43215
               ATTN: Ralph Giangiordano


And a copy to: Helaine Nelson, Division Counsel
               ROSS LABORATORIES

               --------------------------------

               --------------------------------

               --------------------------------

                                                                August 6, 1992
                                                                       Page 17

Notice given by mail shall be deemed to have been given ninety-six (96) hours after deposit of same in any United States Post Office box, postage prepaid, addressed as set forth above. Notice given via overnight courier shall be deemed to have been given upon verified delivery by such courier. The addresses and addressees for the purpose of this section may be changed by giving written notice of such change in the manner herein provided for giving notice.

     19. NON DISCLOSURE. PRI and ROSS agree not to disclose the existence of this Agreement or use the name of the other in any publicity or advertising without the other party's written consent.

     20. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided, this Agreement, and each of its provisions, covenants, and conditions, shall apply to, bind, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, transferees, successors-in-interest, and assigns.

     21. FURTHER ASSURANCES. Each party shall perform or cause to be performed any further acts and execute and deliver any documents that may be reasonably necessary or advisable to carry out the provisions of this Agreement.

     22. EXHIBITS INCORPORATED. All EXHIBITS referred to in this Agreement are hereby incorporated and made a part of this Agreement except that if there is any inconsistency between this Agreement

                                                                August 6, 1992
                                                                       Page 18

and the provisions of any EXHIBIT, the provisions of this Agreement shall control.

     23. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which together shall constitute one original document.

                         PACKAGING RESOURCES INCORPORATED,
                         a Delaware Corporation


                         By:  /s/ Howard P. Hoeper
                            --------------------------------------
                         Title: Chairman & Chief Executive Officer
                               -----------------------------------


                         ROSS LABORATORIES,
                         a Division of Abbott Laboratories,
                         USA, an Illinois corporation


                         By:     [illegible]
                            --------------------------------------
                         Title:  President, Ross Products
                               -----------------------------------

                                                                EXHIBIT A (A-1)


     [Schematic drawings of Ross Opaque Can omitted. Confidential treatment requested for such schematic drawings. Unredacted version is on file with the Securities and Exchange Commission.]

                                                                EXHIBIT A (A-2)


     [Schematic drawings of Ross Can omitted. Confidential treatment requested for such schematic drawings. Unredacted version is on file with the Securities and Exchange Commission.]

                                                                EXHIBIT A (A-3)







                  [___________________________________]*







- -----------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

                                                               August 6, 1992

                                    EXHIBIT B

                         [ROSS Laboratories Facilities]



                                 COLUMBUS, OHIO
                              585 Cleveland Avenue             614-227-3333
                              Columbus, Ohio  43215

                  (Approximate Annual Volume [_________]*)



                              CASA GRANDE, ARIZONA
                           1250 West Maricopa Highway          602-836-2800
                           Casa Grande, Arizona  85222

                    (Approximate Annual Volume [_________]*)



                                STURGIS, MICHIGAN
                            700 West Lafayette Street          616-651-0738
                            Sturgis, Michigan  49091

                    (Approximate Annual Volume [_________]*)


- -----------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

                                                                August 6, 1992

                                   EXHIBIT "C"
                                      (C-1)

                        PACKAGING RESOURCES INCORPORATED
                                Pricing Schedule
                            Effective August 6, 1992
                        (Exhibit "C" to Final Agreement)
                Supersedes Pricing Schedule Effective May 1, 1992


                                ROSS LABORATORIES
                             Ship to: Columbus, Ohio
                                      Casa Grande, Arizona
                                      (#1700203)

                                              Columbus $/M    Casa Grande $/M
Part Description                               (Delivered)         (Delivered)
- ----------------                              ------------    ---------------
POLYPROPYLENE                 Part #          (F304050002)         (304050005)
211 x 8 oz
Barrier Plastic Can       Ross Line 1
                          -----------
(2ml Barrier EVOH E/F)    [________________   ___________         __________]*
                          [________________                                 ]
 (Translucent)            [________________   ___________         __________]
                          [________________   ___________         __________]
                          [________________   ___________         __________]

                          Ross Line 2
                          -----------
                          [________________   ___________         __________]*
                          [________________                                 ]
                          [________________   ___________         __________]
                          [________________   ___________         __________]
                          [________________   ___________         __________]


*Columbus to be billed at [_____]*, Casa Grande to be billed at [_____]*, with monthly adjustments for actual volume levels.

Title:    F.O.B. Packaging Resources Point of Manufacture
Freight:  Packaging Resources Arranges for, Prepays and Absorbs.
Terms:    Net 30 Days
          Sale subject to credit approval.


CURRENT RESIN ESCALATORS/DEESCALATORS
Price change for each $0.01/# of resin/EVOH is as follows:
          [_____]* for each $0.01/lb of Exxon 9122
          [_____]* for each $0.01/lb of Exxon 7341
          [_____]* for each $0.01/lb of EVOH Barrier

- -----------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

                                                               August 6, 1992

TOOLING

Owned by Ross Laboratories. Routine maintenance performed by and paid for by Packaging Resources. Part replacement after normal life is paid for by Ross per agreement. Includes (1) 48; (2) 54's; and (1) 81 cavity melt phase molds.

                                                               August 6, 1992

                                   EXHIBIT "C"
                                      (C-2)

                        PACKAGING RESOURCES INCORPORATED
                                Pricing Schedule
                            Effective August 6, 1992
                        (Exhibit "C" to Final Agreement)
                Supersedes Pricing Schedule Effective May 1, 1992


                                ROSS LABORATORIES
                             Ship to: Columbus, Ohio
                                      Casa Grande, Arizona
                                      (#1700203)

                                            Columbus $/M       Casa Grande $/M
Part Description                             (Delivered)           (Delivered)
- ----------------                            -------------      ---------------
POLYPROPYLENE                 Part #:       (F304050008)           (304050007)
211 x 8 oz
Barrier Plastic Can       Ross Line 1
                          -----------
(2ml Barrier EVOH E/F)    [________________   ___________          _________]*
                          [________________                                 ]
 (Opaque)                 [________________   ___________          _________]
 4.535%TiO                [________________   ___________          _________]
          2               [________________   ___________          _________]

                          Ross Line 2
                          -----------
                          [________________   ___________          _________]*
                          [________________                                 ]
                          [________________   ___________          _________]
                          [________________   ___________          _________]
                          [________________   ___________          _________]


*Columbus to be billed at [_____]*, Casa Grande to be billed at [_____]*, with monthly adjustments for actual volume levels.

Title:    F.O.B. Packaging Resources Point of Manufacture
Freight:  Packaging Resources Arranges for, Prepays and Absorbs.
Terms:    Net 30 Days
          Sale subject to credit approval.


CURRENT RESIN ESCALATORS/DEESCALATORS
Price change for each $0.01/# of resin/EVOH is as follows:
          [_____]* for each $0.01/lb of Exxon 9122
          [_____]* for each $0.01/lb of Exxon 7341
          [_____]* for each $0.01/lb of EVOH Barrier


- -----------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

                                                                August 6, 1992
TOOLING

Owned by Ross Laboratories. Routine maintenance performed by and paid for by Packaging Resources. Part replacement after normal life is paid for by Ross per agreement. Includes (1) 48; (2) 54's; and (1) 81 cavity melt phase molds.

                                                                August 6, 1992

                                   EXHIBIT "C"
                                      (C-3)

                        PACKAGING RESOURCES INCORPORATED
                                Pricing Schedule
               Effective Upon Date of Ross' Requirements Reaching
                      an Annual Rate of [_______________]*
                           (Exhibit "C" to Agreement)
                     (Reflects Pricing at [______________]*)
              Will Supersede Pricing Schedule Effective May 1, 1992

                                ROSS LABORATORIES
                             Ship to: Columbus, Ohio
                                      Casa Grande, Arizona
                                      (#1700203)

                                             Columbus $/M      Casa Grande $/M
Part Description                              (Delivered)          (Delivered)
- ----------------                             ------------      ---------------
POLYPROPYLENE                 Part #:         (F304050002)         (304050005)
211 x 8 oz
Barrier Plastic Can       Ross Line 1
                          -----------
(2ml Barrier EVOH E/F)    [________________   ___________          _________]*
                          [________________                                 ]
 (Translucent)            [________________   ___________          _________]
                          [________________   ___________          _________]
                          [________________   ___________          _________]

                          Ross Line 2
                          -----------
                          [________________   ___________          _________]*
                          [________________                                 ]
                          [________________   ___________          _________]
                          [________________   ___________          _________]
                          [________________   ___________          _________]


*Columbus to be billed at [_____]*, Casa Grande to be billed at [_____]*, with monthly adjustments for actual volume levels.

Title:    F.O.B. Packaging Resources Point of Manufacture
Freight:  Packaging Resources Arranges for, Prepays and Absorbs.
Terms:    Net 30 Days
          Sale subject to credit approval.

CURRENT RESIN ESCALATORS/DEESCALATORS
Price change for each $0.01/# of resin/EVOH is as follows:
          [_____]* for each $0.01/lb of Exxon 9122
          [_____]* for each $0.01/lb of Exxon 7341
          [_____]* for each $0.01/lb of EVOH Barrier

- -----------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

                                                                August 6, 1992

TOOLING

Owned by Ross Laboratories. Routine maintenance performed by and paid for by Packaging Resources. Part replacement after normal life is paid for by Ross per agreement. Includes (1) 48; (2) 54's; and (1) 81 cavity melt phase molds.

                                                                August 6, 1992

                                   EXHIBIT "C"
                                      (C-4)

                        PACKAGING RESOURCES INCORPORATED
                                Pricing Schedule
               Effective Upon Date of Ross' Requirements Reaching
                       an Annual Rate of [______________]*
                           (Exhibit "C" to Agreement)
                     (Reflects Pricing at [__]* Annual Rate)
              Will Supersede Pricing Schedule Effective May 1, 1992

                                ROSS LABORATORIES
                             Ship to: Columbus, Ohio
                                      Casa Grande, Arizona
                                      (#1700203)

                                             Columbus $/M    Casa Grande $/M
Part Description                              (Delivered)        (Delivered)
- ----------------                             ------------    ---------------
POLYPROPYLENE            Part #:             (F304050008)        (304050007)
211 x 8 oz
Barrier Plastic Can       Ross Line 1
                          -----------
(2ml Barrier EVOH E/F)   [________________   ___________          _________]*
                         [________________                                 ]
 (Opaque)                [________________   ___________          _________]
 4.535%TiO               [________________   ___________          _________]
          2              [________________   ___________          _________]

                          Ross Line 2
                          -----------
                         [________________   ___________          _________]*
                         [________________                                 ]
                         [________________   ___________          _________]
                         [________________   ___________          _________]
                         [________________   ___________          _________]


*Columbus to be billed at [_____]*, Casa Grande to be billed at [_____]*, with monthly adjustments for actual volume levels.

Title:    F.O.B. Packaging Resources Point of Manufacture
Freight:  Packaging Resources Arranges for, Prepays and Absorbs.
Terms:    Net 30 Days
          Sale subject to credit approval.

CURRENT RESIN ESCALATORS/DEESCALATORS
Price change for each $0.01/# of resin/EVOH is as follows:
          [_____]* for each $0.01/lb of Exxon 9122
          [_____]* for each $0.01/lb of Exxon 7341
          [_____]* for each $0.01/lb of EVOH Barrier

- -----------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

                                                               August 6, 1992

TOOLING

Owned by Ross Laboratories. Routine maintenance performed by and paid for by Packaging Resources. Part replacement after normal life is paid for by Ross per agreement. Includes (1) 48; (2) 54's; and (1) 81 cavity melt phase molds.

                                                               August 6, 1992
                                    EXHIBIT D


                                             Unamortized Capital
                                                  Investment
                                             -------------------
                                                (As of 8/6/92)

Line 1    Complete Thermoforming Line        [_______]*
          Including:
                                             AMORTIZATION
               Co-Extrusion Sheetline        [________________]*
               Thermoformer                  [________________]*
               Trim Press
               Chillers
               Monitoring System
               Dryers
               Granulator
               Conveyer System
               Vision System
               Palletizer


Line 2    Complete Thermoforming Line        [________________]*
          Including:
                                        AMORTIZATION
               Co-Extrusion Sheetline   [________________]*
               Thermoformer             [________________]*
               Trim Press
               Chiller
               Monitoring System
               Dryers
               Granulator
               Conveyer System
               Vision System
               Palletizer


- -----------------------
* Confidential portion omitted; unredacted version is on file with the Securities and Exchange Commission.

December 9, 1993

Packaging Resources Incorporated
One Conway Park
100 Field Drive
Suite 300
Lake Forest, IL  60045

Attn: Patrick Carroll
      Sales Account Manager


Dear Mr. Carroll:

     In consideration of Abbott Laboratories and Abbott Manufacturing, Inc., Ross Products Division ("Abbott") providing to Packaging Resources Incorporated ("PRI") certain information in oral, written, visual, and/or tangible form (collectively "Information") relating to Abbott's plastic and barrier plastic containers, closures and plastic package development programs in order for PRI to develop plastic containers and/or closures, the parties agree as follows:

          1. Any and all Information relating to Abbott's plastic programs will be received by PRI on a confidential basis. For purposes of this letter agreement ("Agreement"), Information shall include but not be limited to:

          a. all information relating to Abbott's plastic programs, including the existence of the programs themselves and the physical embodiments and materials;

          b. all information relating to Abbott's plastic and barrier plastic containers, container concepts and drawings, materials and systems including closures associated with retortable containers and package concepts;

          c. all information relating to or arising from tests conducted by PRI in conjunction with Abbott relating to plastic containers, container closures or samples;

          d. all information disclosed by Abbott or developed under this Agreement on resins, additives and adhesives for retortable containers.

Packaging Resources Incorporated
December 15, 1993
Page 2

     2. For a period of ten (10) years commencing January 1, 1991, PRI will not disclose Information to any third party without Abbott's prior written approval and PRI will not use Information disclosed hereunder for any purpose other than that indicated in this Agreement without Abbott's prior written approval. Such obligations shall not apply to any portion of the Information which:

          a. is known to PRI before receipt thereof under this Agreement, as evidenced by PRI's written records;

          b. is disclosed to PRI without restriction after full execution of this Agreement by a third party having a legal right to make such disclosure; or

          c. is or becomes part of the public domain through no breach of this Agreement.

     3. All Information supplied by Abbott shall remain the property of Abbott and will be promptly returned if requested by Abbott.

     4. Nothing in this Agreement shall be construed as the granting of a license.

     5. PRI agrees not to disclose the existence of this Agreement or the fact that PRI is evaluating the Information without Abbott's prior written approval.

     6. PRI agrees not to use the name of Abbott in any publicity, advertising or information which is disseminated to the general public without Abbott's prior written approval.

     7. This Agreement may be modified only by written agreement signed by the parties.

     8. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois excluding its conflict of laws principles.

Packaging Resources Incorporated
December 15, 1993
Page 3

If the foregoing terms and conditions are acceptable, please have an authorized representative sign and date both originals of this Agreement, and return them to Ross Products Division, Attn: Legal Department.

Very truly yours,                  ACCEPTED:

ROSS PRODUCTS DIVISION             PACKAGING RESOURCES
ABBOTT LABORATORIES                INCORPORATED

By:   /s/ Ernesto Arguelles        By: /s/ Terrence V. Cullen
   --------------------------         ---------------------------
   Ernesto Arguelles
   Vice President, Operations      Name: Terrence V. Cullen
                                        -------------------------
                                            (Printed/Typed)


ROSS PRODUCTS DIVISION             Title: Vice President Sales
                                         ------------------------
                                          Marketing
                                         ------------------------

ABBOTT MANUFACTURING, INC.
                                   Date:   December 28, 1993
                                        -------------------------

By:  /s/ Ernesto Arguelles
   --------------------------
    Ernesto Arguelles
    Vice President, Operations

Date:   January 4, 1994
     ------------------------











DOCUMENT NUMBER:  0102772.02
6-7-96/04:12pm